UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):      October 7, 2005
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                         PROVECTUS PHARMACEUTICALS, INC.
               (Exact Name of Registrant as Specified in Charter)


       Nevada                          0-9410                   90-0031917
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(State or Other Jurisdiction of      (Commission             (I.R.S. Employer
 Incorporation or Organization)      File Number)         Identification Number)

 7327 Oak Ridge Highway, Suite A, Knoxville, Tennessee          37931
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       (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code:    865/769-4011
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          (Former Name or Former Address, if Changed Since Last Report)





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Item 8.01.  Other Events.

Provectus Pharmaceuticals, Inc., announced that Professor John F Thompson, MD, Director of the Sydney Melanoma Unit, Camperdown, NSW, Australia, discussed preliminary results from the metastatic melanoma clinical trial he is conducting using the Company's lead cancer agent, PV-10. Professor Thompson made his remarks at The William and Ida Friday Center for Continuing Education of The University of North Carolina at Chapel Hill on October 6, 2005, as part of the course "Current Management of Melanoma: A Multidisciplinary Perspective." The Company expects additional information on this clinical study (PV-10-MM-01, details available at www.ClinicalTrials.gov) to be available in early 2006.





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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Provectus Pharmaceuticals, Inc.


Dated:   October 7, 2005              By:/s/ H. Craig Dees
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                                      H. Craig Dees
                                      Chief Executive Officer